UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2024

scPharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38293	46-5184075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Mall Rd., Suite 203

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(617) 517-0730

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2024, scPharmaceuticals Inc. (the “Company”) held its Annual Meeting of Stockholders. A total of 25,871,344 shares of common stock were present online or represented by proxy at the meeting, representing approximately 71.75% percent of the Company’s outstanding common stock as of the April 16, 2024 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024.

Proposal 1 — Election of three Class I Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEE	FOR	WITHHELD	Broker Non-Votes
Frederick Hudson	17,097,871	2,338,614	6,434,859
Leonard D. Schaeffer	15,762,635	3,673,850	6,434,859
Sara Bonstein	16,177,596	3,258,889	6,434,859

Proposal 2 — Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAINED	Broker Non-Votes
25,822,386	19,825	29,133	0

Proposal 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	Broker Non-Votes
18,854,452	406,754	175,279	6,434,859

Proposal 4 — Approval of an amendment to the Second Amended and Restated Certificate of Incorporation to provide for the exculpation of officers from certain breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

FOR	AGAINST	ABSTAINED	Broker Non-Votes
14,269,318	3,298,424	1,868,743	6,434,859

Based on the foregoing votes, Frederick Hudson, Leonard D. Shaeffer and Sara Bonstein were elected as Class I Directors, and Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCPHARMACEUTICALS INC.

Date: June 14, 2024	By:	/s/ John H. Tucker
John H. Tucker
President and Chief Executive Officer